SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Bausch Health Companies Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices) (Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2026, Bausch Health Companies Inc, (the “Company”) took actions to provide for certain earned 2023 performance share unit awards (“2023 PSUs”) to be paid in cash rather than stock upon vesting, including for named executive officers Thomas Appio and Seana Carson. The 2023 PSUs were originally granted in March 2023, earned over a three-year performance period and scheduled to vest on March 3, 2026 (the “Vesting Date”).

The Talent and Compensation Committee (the “Committee”) of the Board of Directors of the Company amended and restated the award agreement applicable to 1,137,862 2023 PSUs for Mr. Appio (the “Appio Agreement”) to provide that the 2023 PSUs will be settled solely in an amount of cash equal to the market price of the Company common stock earned in respect of the award, determined based on the closing price of the Company common stock on the Vesting Date (the “Market Price”). The Committee also authorized, and the Company entered into, an agreement with Ms. Carson (the “Carson Agreement”) pursuant to which, as contemplated by paragraph 7(1)(b) of the Income Tax Act (Canada), Ms. Carson agrees to irrevocably dispose of, transfer, assign and surrender to the Company all of her right, title and interest in and to her 137,922 2023 PSUs in exchange for solely an amount of cash, equal to the Market Price.

The foregoing descriptions of the Appio Agreement and Carson Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which will be filed in the Form 10-Q for the quarter ending on March 31, 2026 and are incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Kathleen B. Fitzpatrick
Name:	Kathleen B. Fitzpatrick
Title:	Executive Vice President, Chief Human Resources and Communications Officer

Date: March 2, 2026